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        NICHOLAS -- APPLEGATE-REGISTERED TRADEMARK- INSTITUTIONAL FUNDS
                            SUPPLEMENT TO PROSPECTUS
                    INSTITUTIONAL SHARES DATED JULY 24, 2000
                                NOVEMBER 16, 2000

    On October 17, 2000 Nicholas-Applegate Capital Management ("NACM") and its parent company Nicholas-Applegate Global Holding Co., L.P. ("NAGH") entered into a merger agreement with Allianz of America, Inc. ("AZOA") and certain other parties (the "Merger Agreement") pursuant to which AZOA will acquire NACM and the other subsidiaries of NAGH. Completion of the transaction is subject to a number of conditions, including receipt of certain regulatory approvals. NACM will undergo a change of control upon the consummation of the transaction, resulting in the termination of the existing investment advisory agreement and the subadvisory agreement with respect to the Funds. So that NACM may continue to serve as investment adviser to the Funds and Criterion Investment Management, LLC ("Criterion") as subadviser to the Short Intermediate and High Quality Bond Funds, shareholders of each Fund will be asked to approve a new investment advisory agreement with NACM and shareholders of the Short Intermediate and High Quality Bond Funds will be asked to approve a new subadvisory agreement with Criterion at a meeting to be scheduled in the near future.

    Allianz AG, the parent of AZOA, is a publicly traded German Aktiengesellschaft (a German publicly traded company) which, together with its subsidiaries, comprise the world's largest insurance group (the "Allianz Group"). Allianz Group currently has assets under management of approximately $650 billion. After completion of the transactions contemplated by the Merger Agreement, Allianz AG, NACM and their subsidiaries would have approximately $690 billion in assets under management, based on assets as of October 17, 2000. Allianz has indicated that it intends no changes to NACM's management of the Funds.

    THE FOLLOWING INFORMATION IS ADDED UNDER "GOAL AND PRINCIPAL STRATEGY" FOR THE WORLDWIDE GROWTH FUND ON PAGE 1 OF THE PROSPECTUS:

    The Fund seeks maximum long-term capital appreciation. In pursuing this goal, the Fund invests primarily in large capitalized companies ("large cap stocks") located in over 50 countries worldwide. In the opinion of the Fund's Investment Adviser large cap stocks are those whose stock market capitalizations are predominantly in the top 75% of publicly traded companies as measured by stock market capitalizations in each country. The market capitalization ranges of the various countries' large cap stocks may vary greatly due to fluctuating currency values, differences in the size of the respective economies, and movements in the local stock markets.

    THE FOLLOWING INFORMATION REPLACES INFORMATION UNDER "GOAL AND PRINCIPAL STRATEGY" FOR THE INTERNATIONAL CORE GROWTH FUND AND EMERGING COUNTRIES FUND ON PAGES 11 AND 15, RESPECTIVELY:

    The Fund may invest up to 35% of its assets in U.S. companies.

    THE FOLLOWING INFORMATION REPLACES INFORMATION UNDER "PRINCIPAL INVESTMENTS" FOR THE MINI CAP GROWTH FUND ON PAGE 27:

    Normally, the Fund invests at least 65% of its net assets in common stocks of "mini" capitalization companies. Generally, these companies are those with market capitalizations of $750 million and less as measured at the time of purchase. The Investment Adviser may continue to hold an investment for further capital growth opportunities even if the company is no longer "mini cap".

    THE FOLLOWING INFORMATION REPLACES INFORMATION UNDER "PRINCIPAL INVESTMENTS" FOR THE CONVERTIBLE FUND ON PAGE 31:

    Normally, the Fund invests at least 65% of its total assets in income-producing equity securities. Equity securities include common stocks, preferred stocks, and securities (including debt securities) that are convertible into common stock. It may also invest in securities issued by the U.S. government and its agencies and instrumentalities.

    The Fund may also invest up to 35% of its net assets in debt securities rated below investment grade ("high risk bonds"). For a description of these ratings, see "Bond Quality" beginning on page 55.


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    THE FOLLOWING INFORMATION IS ADDED UNDER "YOUR ACCOUNT" ON PAGE 42:

    EXCHANGES. On any business day you may exchange all or a portion of your shares for shares of any other available Fund of the same share class. To protect the interests of other investors in a Fund, the Trust may cancel the exchange privileges of any parties that, in the opinion of the Investment Adviser, are using market-timing strategies that adversely affect the Fund. Guidelines for exchanges are available from the Distributor upon request. The Trust may also refuse any exchange order.

    THE FOLLOWING INFORMATION IS ADDED UNDER "ORGANIZATION AND MANAGEMENT" ON PAGE 44 OF THE PROSPECTUS:

    The International Small Cap, Emerging Countries and Global Technology Funds invest in the Indian stock markets through Nicholas-Applegate Southeast Asia Fund, Ltd, a subsidiary company of each of the Funds and incorporated under the laws of Mauritius (the "Mauritius Subsidiary").

    THE FOLLOWING INFORMATION IS ADDED UNDER "PRINCIPAL STRATEGIES, RISKS AND OTHER INFORMATION" ON PAGE 52:

    Each Fund's goal and principal investment strategies, and the main risks of investing in the Funds, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. Except as noted below, each Fund's investment strategy may be changed without shareholder approval. There can, of course, be no assurance that any Fund will achieve its investment goal.